Exhibit 10.28

PATENT ASSIGNMENT

THIS PATENT ASSIGNMENT is executed by Merck Sharp & Dohme Corp., a New Jersey corporation with a principal place of business at One Merck Drive, Whitehouse Station, New Jersey 08889 (“Assignor”) for the benefit of Scynexis, Inc., a Delaware corporation with a principal place of business at 3501 C Tricenter Boulevard, Durham, NC 27713 (“Assignee”).

RECITALS

Whereas, the Assignor owns certain rights, title and interest in, to and under the patents set forth in the Patent Schedule attached hereto (“the Patents”), each of which is related to enfumafungin.

Whereas, the Assignee is desirous of acquiring or confirming all of Assignor’s rights, title and interest in, to and under the Patents.

To effect such transactions and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legal bound hereby, the parties agree as follows:

TERMS

Section 1 Assignment. The Assignor hereby conveys, transfers, assigns to, and confirms in the Assignee its entire right, title and interest in, to and under the Patents, any continuation, divisional and continuation-in-part patent applications directed to the same invention as, and claiming priority to, the Patents, as well as any patents that issue therefrom including all extensions, renewals, reissues, reexaminations and foreign counterparts thereof.

Section 2 Prosecution, Maintenance, and Enforcement Responsibilities.

Assignee shall assume and be responsible for prosecuting, maintaining and enforcing the Patents assigned herein.

Section 3 Assignment Recordation. The responsibility and cost of recording the present instrument assignment the Patents assigned herein or any assignment of any other patent applications arising from the Patents shall be borne solely by Assignee.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Patent Assignment to be executed as of the date written below.

(“ASSIGNOR”)

Merck Sharp & Dohme Corp.

By:	/s/ Iain D. Dukes
	Signatory:	Iain D. Dukes
	Title & Position:	Senior Vice President, Worldwide Licensing
And External Research

Executed this 28th day of January, in the year 2014.

At

State of     Pennsylvania

County of     Montgomery

Before me personally appeared Iain D. Dukes who acknowledged the foregoing instrument to be a free act and deed and also represented that he is a Senior Vice President, Worldwide Licensing and External Research at Merck Sharp & Dohme Corp., and is authorized to execute [and seal] the same this 28 day of January, in the year 2014.

/s/ Marietta V. Quigg

(Notary Public)

My Commission expires:

PATENT SCHEDULE

TITLE:        ANTIFUNGAL AGENT

Country	Application No.	Filing Date	Publication No.	Patent No.	Issue Date
Australia	22529/97	01/27/1997		703925	07/15/1999
Canada	2244142	01/27/1997		2244142	03/29/2005
France	97906885.5	01/27/1997	0877618	0877618	01/02/2003
Germany	97906885.5	01/27/1997	0877618	69718141.3-08	01/02/2003
Great Britain	97906885.5	01/27/1997	0877618	0877618	01/02/2003
Italy	97906885.5	01/27/1997	0877618	0877618	01/02/2003
Japan	527855/97	01/27/1997		3834062	07/28/2006
Spain	97906885.5	01/27/1997	0877618	2188899	01/02/2003
TITLE: PROCESSES FOR ISOLATION AND PURIFICATION OF ENFUMAFUNGIN
Country	Application No.	Filing Date	Publication No.	Patent No.	Issue Date
Argentina	P100103198	09/01/2010	AR078248A1
EPC	10814329.8	08/30/2010	2473169
Taiwan	099129753	09/02/2010
United States	13/393638	08/30/2010	US2012-0165513

PATENT SCHEDULE

TITLE:        ANTIFUNGAL AGENTS

Country	Application No.	Filing Date	Patent No.	Issue Date
Australia	2009282476	8/10/2009
Canada	2,731,696	8/10/2009
China	200980140551.5	8/10/2009
Europe	9806946.1	8/10/2009
India	404/KOLNP/2011	8/10/2009
Japan	2011-522977	8/10/2009
United States	13/058,227	5/26/2011
WIPO	PCT/US09/004569	8/10/2009
TITLE: ANTIFUNGAL AGENTS
Country	Application No.	Filing Date	Patent No.	Issue Date
Australia	2008307664	9/25/2008	2008307664	5/16/2013
Canada	2,700,530	9/25/2008
China	200880116560.6	9/25/2008
Europe	08836095.3	9/25/2008
India	1241/KOLNP/2010	9/25/2008
Japan	2010-526940	9/25/2008
United States	12/680,472	2/18/2011	8,222,255	7/17/2012
WO	PCT/US2008/011100	9/25/2008

PATENT SCHEDULE

TITLE:        ANTIFUNGAL AGENTS

Country	Application No.	Filing Date	Patent No.	Issue Date
Australia	2007245024	3/29/2007	2007245024	12/20/2012
Belgium	07754382.5	3/29/2007	2007396	2/13/2013
Canada	2,649,432	3/29/2007
Switzerland	07754382.5	3/29/2007	2007396	2/13/2013
China	200780019497.X	3/29/2007	ZL 200780019497.X	6/20/2012
Denmark	07754382.5	3/29/2007	2007396	2/13/2013
Europe	07754382.5	3/29/2007	2007396	2/13/2013
Spain	07754382.5	3/29/2007	2007396	2/13/2013
France	07754382.5	3/29/2007	2007396	2/13/2013
Great Britain	07754382.5	3/29/2007	2007396	2/13/2013
India	4187/KOLNP/2008	3/29/2007
Italy	07754382.5	3/29/2007	2007396	2/13/2013
Japan	2009-504212	3/29/2007	5245057	4/19/2013
Netherlands	07754382.5	3/29/2007	2007396	2/13/2013
Sweden	07754382.5	3/29/2007	2007396	2/13/2013
United States	11/727,927	3/29/2007	7,863,465	1/4/2011
WIPO	PCT/US07/07856	3/29/2007

PATENT SCHEDULE

TITLE:        ANTIFUNGAL AGENTS

Country	Application No.	Filing Date	Patent No.	Issue Date
Argentina	P090103123	8/12/2009
Australia	2009 282 474	8/7/2009
Brazil	PI0912074-2	8/7/2009
Belize	658.11	8/7/2009
Canada	2,731,941	8/7/2009
Chile	00292-2011	8/7/2009
China	200980140485.1	8/7/2009
Columbia	11-016262	8/7/2009
Costa Rica	2011-0075	8/7/2009
Dominican Republic	P2011-0053	8/7/2009
Algeria	110102	8/7/2009
Eurasia	201100350	8/7/2009	018337	7/30/2013
Ecuador	SP-11-10817	8/7/2009
Egypt	PCT250/2011	8/7/2009
Europe	09806944.6	8/7/2009
Europe	09806945.3	8/7/2009
Gulf Coast	14100	8/11/2009
Guatemala	A2011-0039	8/7/2009
Hong Kong	11112674.5	8/7/2009
Honduras	2011-000404	8/7/2009
Indonesia	W00201100885	8/7/2009
Israel	210975	8/7/2009
India	410/KOLNP/2011	8/7/2009
Japan	2011-522975	8/7/2009
Korea	10-2011-7005837	8/7/2009
Lebanon	5470	8/5/2009	8724	8/6/2009
Morocco	33691	8/7/2009
Mexico	11/001656	8/7/2009	306141	12/14/2012
Mexico	12/014669	12/13/2012
Malaysia	PI2011000483	8/7/2009
Nicaragua	2011-0035	8/7/2009
New Zealand	590,914	8/7/2009	590,914	3/5/2012
Peru	000156-2011/DIN	8/7/2009
Philippines	1-2011-500251	8/7/2009
Pakistan	744/2009	8/6/2009
Russia	201100350	8/7/2009	018337	7/30/2013
Singapore	201100626-9	8/7/2009	168675	5/15/2013
El Salvador	E-3839-2011	8/7/2009
Thai land	0901003562	8/5/2009
Tunisia	TN2011/0050	8/7/2009
Taiwan	098126822	8/10/2009
Ukraine	a201102860	8/7/2009
United States	12/461,318	8/7/2009	8,188,085	5/29/2012
Venezuela	2009-001516	8/12/2009
Vietnam	1-2011-00467	8/7/2009
WIPO	PCT/US09/004557	8/7/2009
WIPO	PCT/US09/004560	8/7/2009
South Africa	2011/00788	8/7/2009	2011/00788	5/30/2012